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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in New Marriott MI, Inc.'s Registration Statement on Form S-8 of our report, dated February 19, 1998 included in New Marriott MI, Inc.'s
Form 10-K for the year ended January 2, 1998, and to all references to our Firm included in this registration statement.

                                           ARTHUR ANDERSEN LLP

Washington, D.C.
March 17, 1998